Exhibit 10.1

AMENDMENT No. 1 to SEVERANCE AGREEMENT

This Amendment No. 1 to Severance Agreement, dated as of November 1, 2006 ("Amendment No. 1"), is made and entered by and between [name] (the "Executive") and FEDERATED DEPARTMENT STORES, INC., a Delaware corporation (the "Company").

RECITALS

    A.     The Executive and the Company entered into a Severance Agreement dated as of [date]; and

    B.     The Executive and the Company desire to amend the Severance Agreement.

        NOW, THEREFORE, the Company and the Executive agree as follows:

            1.    Clause (i) of Section 1(g) is hereby amended to replace the date "November 1, 2006" with the date "November 1, 2007"; and

            2.    Except as hereby amended, all of the other terms and provisions of the Severance Agreement remain in full force and effect.

        IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed and delivered as of the date first above written.

FEDERATED DEPARTMENT STORES, INC.

By:
Dennis J. Broderick
Senior Vice President, General Counsel and Secretary

[Executive]